CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 Trust of our report dated May 16, 2025, relating to the financial statements and financial highlights of PGIM Conservative Retirement Spending Fund, which appears in Prudential Investment Portfolios 12 Trust’s Certified Shareholder Report on Form N-CSR for the period ended March 31, 2025. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

May 28, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 Trust of our report dated May 16, 2025, relating to the financial statements and financial highlights of PGIM Moderate Retirement Spending Fund, which appears in Prudential Investment Portfolios 12 Trust’s Certified Shareholder Report on Form N-CSR for the period ended March 31, 2025. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

May 28, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 Trust of our report dated May 16, 2025, relating to the financial statements and financial highlights of PGIM Enhanced Retirement Spending Fund, which appears in Prudential Investment Portfolios 12 Trust’s Certified Shareholder Report on Form N-CSR for the period ended March 31, 2025. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

May 28, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 of our report dated May 16, 2025, relating to the financial statements and financial highlights of PGIM Short Duration Muni Fund, which appears in Prudential Investment Portfolios 12’s Certified Shareholder Report on Form N-CSR for the year ended March 31, 2025. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

May 28, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 of our report dated May 16, 2025, relating to the financial statements and financial highlights of PGIM US Real Estate Fund, which appears in Prudential Investment Portfolios 12’s Certified Shareholder Report on Form N-CSR for the year ended March 31, 2025. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

May 28, 2025